                                                 Provident Financial Group, Inc.

                                           Selected Consolidated Financial Information

                                                        December 31, 2002

                                                           (unaudited)

Contents                                                                                                                   Page
--------                                                                                                                   ----
   Consolidated Financial Highlights                                                                                          1
   Consolidated Statements of Income                                                                                          2
   Consolidated Quarterly Statements of Income                                                                              3-4
   Consolidated Period End Balance Sheets                                                                                   5-6
   Consolidated Credit Loss Experience                                                                                        7
   Consolidated Nonperforming Assets                                                                                          8
   Consolidated Average Balances and Rates                                                                                 9-10
   Consolidated Capital Data                                                                                                 11
   Supplementary Data                                                                                                        12

Forward-Looking Statements
--------------------------
This document contains certain forward-looking statements that are subject to numerous assumptions, risks or uncertainties.  The
Private Securities  Litigation Reform Act of 1995 provides a safe harbor for  forward-looking  statements.  Actual results could differ  materially from those  contained in or implied by such  forward-looking  statements for a variety of factors  including:
sharp and/or rapid changes in interest rates;  significant  changes in the anticipated  economic scenario which could materially change anticipated  credit quality trends;  the ability to generate loans and leases;  significant cost, delay in, or ability to execute  strategic  initiatives  designed  to grow  revenues  and/or  manage  expenses;  consummation  of  significant  business combinations or divestitures;  and significant changes in accounting,  tax, or regulatory  practices or requirements and factors noted in connection with forward-looking statements. Additionally, borrowers could suffer unanticipated losses without regard to general economic  conditions.  The result of these and other factors could cause  differences from  expectations in the level of defaults,  changes in the risk characteristics of the loan and lease portfolio,  and changes in the provision for loan and lease losses.  Forward-looking  statements  speak  only as of the date  made.  Provident  undertakes  no  obligations  to  update  any forward-looking statements to reflect events or circumstances arising after the date on which they are made.

Provident Financial Group, Inc. and Subsidiaries
Consolidated Financial Highlights
(unaudited)
                                                                       Three Months                        Twelve Months
                                                             ------------------------------      ------------------------------
For The Period Ended December 31                               2002       2001     % Change       2002       2001      % Change
-------------------------------------------------------------------------------------------------------------------------------
PER COMMON SHARE:
  Net Income
       Basic                                                     $ .54     $ (.77)       n/m       $ 1.94      $ (.04)      n/m
       Diluted                                                   $ .52     $ (.77)       n/m         1.88        (.04)      n/m
  Dividends                                                      $ .24      $ .24        0.0%         .96         .96       0.0%
  Book Value                                                                                        17.91       16.15      10.9%

RESULTS OF OPERATIONS: (In Millions)
    Net Interest Income (Taxable Equivalent)                    $ 81.0     $ 72.9       11.0%     $ 315.7     $ 270.6      16.7%
    Provision for Loan and Lease Losses                           18.2      108.8      (83.2)%       99.5       215.5     (53.8)%
    Net Income                                                    26.6      (37.5)       n/m         95.5        (1.0)      n/m

FINANCIAL RATIOS:
    Performance Ratios:
        Return on Average Assets                                  0.62%     -0.92%                   0.58%      -0.01%
        Return on Average Shareholders' Equity                   12.38     (17.18)                  11.27       (0.11)
        Average Shareholders' Equity to Average                   5.03       5.36                    5.12        5.59
        Net Interest Margin                                       2.36       2.31                    2.41        2.19
    Capital Adequacy Ratios (Period End):
        Shareholders' Equity to Total Assets                                                         5.02        4.84
        Tier I Leverage                                                                              7.81        6.65
        Risk-Based Capital Ratio - Tier I Capital                                                    9.40        7.95
        Risk-Based Capital Ratio - Total Capital                                                    11.43       10.71

ASSET QUALITY RATIOS:
    Reserve for Loan and Lease Losses to:
       Total Loans and Leases                                                                        2.20%       2.69%
       Nonaccrual Loans                                                                            120.80      136.35
    Nonperforming Assets to:
       Total Loans, Leases and Other Nonperforming Assets                                            1.99        2.20
       Total Assets                                                                                  1.04        1.19
    Net Charge-Off's to
       Average Total Loans and Leases (Annualized)                 .98%      3.35%                   1.59        1.63

AVERAGE BALANCES: (In Millions)
    Total Loans and Leases                                     $ 8,957    $ 8,955        0.0%     $ 8,757     $ 8,829      (0.8)%
    Earning Assets                                              13,633     12,512        9.0%      13,105      12,376       5.9%
    Assets                                                      17,114     16,311        4.9%      16,538      16,048       3.1%
    Deposits                                                     9,481      9,316        1.8%       9,247       9,080       1.8%
    Interest Bearing Liabilities                                14,547     13,781        5.6%      14,205      13,544       4.9%
    Shareholders' Equity                                           860        874       (1.6)%        847         897      (5.6)%

PERIOD END BALANCES: (In Millions)
    Total Loans and Leases                                                                        $ 9,134     $ 8,950       2.1%
    Assets                                                                                         17,540      16,561       5.9%
    Deposits                                                                                        9,849       8,854      11.2%
    Shareholders' Equity                                                                              880         802       9.7%

OFF-BALANCE SHEET SECURITIZED LOANS AND LEASES: (In Millions)
    Residential Mortgage                                                                          $ 1,779     $ 2,627     (32.3)%
    Home Equity                                                                                       195         304     (35.9)%
    Direct Finance Leasing                                                                             94         207     (54.6)%
                                                                                                 --------    --------      ----
    Total Off-Balance Sheet Securitized Loans and Leases                                          $ 2,068     $ 3,138     (34.1)%
(See Asset Securitzation Sales Note to Consolidated Financial Statements within the Company's Form 10-K for further discussion of these off-balance sheet assets.)

--------------------
n/m - not meaningful

                                                               -1-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Statements Of Income
(unaudited)
                                                          Three Months Ended                        Twelve Months Ended
                                                             December 31,                               December 31,
                                                ---------------------------------------     --------------------------------------
(Dollars In Thousands Except Per Share Data)       2002          2001       % Change          2002         2001        % Change
----------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                 $ 80,909     $ 72,874         11.0%      $ 315,558     $ 270,495        16.7%

Provision for Loan and Lease Losses                   18,237      108,787        (83.2)%        99,549       215,545       (53.8)%

Noninterest Income:
  Service Charges on Deposit Accounts                 12,139       10,373         17.0%         45,184        39,924        13.2%
  Loan Servicing Fees                                 10,448        7,054         48.1%         33,835        33,026         2.4%
  Commercial Mortgage Banking Revenue                  8,222        7,115         15.6%         25,354        29,490       (14.0)%
  Other Service Charges and Fees                      13,856       10,031         38.1%         48,563        38,833        25.1%
  Leasing Income                                     154,107      157,241          (2.0)%      605,887       584,065         3.7%
  Cash Gain on Sale of Loans                           3,556        1,821         95.3%         15,691         6,311       148.6%
  Warrant Gains                                            -            -          n/m           8,186           412         n/m
  Securities Gains                                     1,309            -          n/m           2,596             -         n/m
  Other                                                6,650        2,077        220.2%         20,196        24,375       (17.1)%
                                                    --------    ---------                     --------      --------
     Total Noninterest Income                        210,287      195,712          7.4%        805,492       756,436         6.5%

Noninterest Expense:
  Salaries, Wages and Benefits                        60,918       47,764         27.5%        233,178       201,715        15.6%
  Charges and Fees                                     7,752        8,339         (7.0)%        30,531        31,888        (4.3)%
  Occupancy                                            5,808        5,822         (0.2)%        23,637        22,605         4.6%
  Leasing Expense                                    108,416      109,312         (0.8)%       416,508       402,372         3.5%
  Equipment Expense                                    6,483        6,008          7.9%         24,345        25,234        (3.5)%
  Professional Services                                7,679        6,264         22.6%         25,990        24,507         6.1%
  Minority Interest Expense                            3,180            -          n/m           7,069             -         n/m
  Other                                               32,464       34,890         (7.0)%       114,770       104,663         9.7%
                                                    --------    ---------                     --------      --------
     Total Noninterest Expense                       232,700      218,399          6.5%        876,028       812,984         7.8%
                                                    --------    ---------                     --------      --------
       Income Before Income Taxes                     40,259      (58,600)         n/m         145,473        (1,598)        n/m

Applicable Income Taxes                               13,630      (21,081)         n/m          50,022          (595)        n/m
                                                    --------    ---------                     --------      --------
          Net Income                                $ 26,629    $ (37,519)         n/m        $ 95,451      $ (1,003)        n/m
                                                    ========    =========                     ========      ========
Other Data:
  Earnings Per Common Share - Basic                   $ 0.54      $ (0.77)         n/m          $ 1.94       $ (0.04)        n/m
  Earnings Per Common Share - Diluted                 $ 0.52      $ (0.77)         n/m          $ 1.88       $ (0.04)        n/m
  Dividends Paid Per Common Share                     $ 0.24       $ 0.24          0.0%         $ 0.96        $ 0.96         0.0%
  Return on Assets                                      0.62%       (0.92)%                       0.58%        (0.01)%
  Return on Equity                                     12.38%      (17.18)%                      11.27%        (0.11)%
  Net Interest Margin (FTE)                             2.36%        2.31%                        2.41%         2.19%
  Full-Time Equivalent Employees                       3,307        3,102

--------------------
n/m - not meaningful

                                                               -2-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Quarterly Statements Of Income
(unaudited)
                                                                                        2002
                                                   --------------------------------------------------------------------------------
                                                           Fourth           Third           Second           First           Full
(Dollars In Thousands Except Per Share Data)              Quarter         Quarter          Quarter         Quarter           Year
-----------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                      $ 80,909        $ 77,626        $ 78,728        $ 78,295        $ 315,558

Provision for Loan and Lease Losses                        18,237          23,532          33,575          24,205           99,549

Noninterest Income:
  Service Charges on Deposit Accounts                      12,139          11,681          10,915          10,449           45,184
  Loan Servicing Fees                                      10,448           8,075           7,778           7,534           33,835
  Commercial Mortgage Banking Revenue                       8,222           5,365           6,021           5,746           25,354
  Other Service Charges and Fees                           13,856          11,687          12,657          10,363           48,563
  Leasing Income                                          154,107         148,135         150,664         152,981          605,887
  Cash Gain on Sale of Loans                                3,556           5,001           4,494           2,640           15,691
  Warrant Gains                                                 -               -           8,186               -            8,186
  Securities Gains                                          1,309             633             654               -            2,596
  Other                                                     6,650           5,820           3,209           4,517           20,196
                                                         --------        --------        --------        --------         --------
     Total Noninterest Income                             210,287         196,397         204,578         194,230          805,492

Noninterest Expense:
  Salaries, Wages and Benefits                             60,918          57,141          58,730          56,389          233,178
  Charges and Fees                                          7,752           7,029           8,099           7,651           30,531
  Occupancy                                                 5,808           5,861           5,950           6,018           23,637
  Leasing Expense                                         108,416         100,690         102,537         104,865          416,508
  Equipment Expense                                         6,483           5,680           5,975           6,207           24,345
  Professional Services                                     7,679           6,007           6,219           6,085           25,990
  Minority Interest Expense                                 3,180           3,223             666               -            7,069
  Other                                                    32,464          28,448          26,461          27,397          114,770
                                                         --------        --------        --------        --------         --------
     Total Noninterest Expense                            232,700         214,079         214,637         214,612          876,028
                                                         --------        --------        --------        --------         --------
       Income Before Income Taxes                          40,259          36,412          35,094          33,708          145,473

Applicable Income Taxes                                    13,630          12,376          11,924          12,092           50,022
                                                         --------        --------        --------        --------         --------
          Net Income                                     $ 26,629        $ 24,036        $ 23,170        $ 21,616         $ 95,451
                                                         ========        ========        ========        ========         ========
Other Data:
  Earnings Per Common Share - Basic                        $ 0.54          $ 0.49          $ 0.47          $ 0.43           $ 1.94
  Earnings Per Common Share - Diluted                      $ 0.52          $ 0.47          $ 0.46          $ 0.43           $ 1.88
  Dividends Paid Per Common Share                          $ 0.24          $ 0.24          $ 0.24          $ 0.24           $ 0.96
  Return on Assets                                           0.62%           0.59%           0.57%           0.53%            0.58%
  Return on Equity                                          12.38%          11.33%          10.91%          10.45%           11.27%
  Net Interest Margin (FTE)                                  2.36%           2.37%           2.45%           2.47%            2.41%
  Full-Time Equivalent Employees                            3,307           3,214           3,240           3,204

                                                               -3-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Quarterly Statements Of Income
(unaudited)
                                                                                     2001
                                                -------------------------------------------------------------------------------
                                                        Fourth           Third          Second           First            Full
(Dollars In Thousands Except Per Share Data)           Quarter         Quarter         Quarter         Quarter            Year
-------------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                   $ 72,874        $ 71,123        $ 65,844        $ 60,654        $ 270,495

Provision for Loan and Lease Losses                    108,787          60,886          23,548          22,324          215,545

Noninterest Income:
  Service Charges on Deposit Accounts                   10,373          10,312          10,131           9,108           39,924
  Loan Servicing Fees                                    7,054           7,810           9,145           9,017           33,026
  Commercial Mortgage Banking Revenue                    7,115           6,094          11,081           5,200           29,490
  Other Service Charges and Fees                        10,031           9,017          10,293           9,492           38,833
  Leasing Income                                       157,241         148,833         143,108         134,883          584,065
  Cash Gain on Sale of Loans                             1,821           3,254             857             379            6,311
  Warrant Gains                                              -               -             412               -              412
  Securities Gains                                           -               -               -               -                -
  Other                                                  2,077           7,597           8,507           6,194           24,375
                                                     ---------       ---------        --------        --------         --------
     Total Noninterest Income                          195,712         192,917         193,534         174,273          756,436

Noninterest Expense:
  Salaries, Wages and Benefits                          47,764          52,783          53,036          48,132          201,715
  Charges and Fees                                       8,339           8,321           8,584           6,644           31,888
  Occupancy                                              5,822           5,634           5,541           5,608           22,605
  Leasing Expense                                      109,312         118,273          91,036          83,751          402,372
  Equipment Expense                                      6,008           6,209           6,359           6,658           25,234
  Professional Services                                  6,264           5,476           7,344           5,423           24,507
  Minority Interest Expense                                  -               -               -               -                -
  Other                                                 34,890          25,780          22,801          21,192          104,663
                                                     ---------       ---------        --------        --------         --------
     Total Noninterest Expense                         218,399         222,476         194,701         177,408          812,984
                                                     ---------       ---------        --------        --------         --------
       Income Before Income Taxes                      (58,600)        (19,322)         41,129          35,195           (1,598)

Applicable Income Taxes                                (21,081)         (6,540)         14,497          12,529             (595)
                                                     ---------       ---------        --------        --------         --------
          Net Income                                 $ (37,519)      $ (12,782)       $ 26,632        $ 22,666         $ (1,003)
                                                     =========       =========        ========        ========         ========
Other Data:
  Earnings Per Common Share - Basic                    $ (0.77)        $ (0.27)         $ 0.54          $ 0.46          $ (0.04)
  Earnings Per Common Share - Diluted                  $ (0.77)        $ (0.27)         $ 0.53          $ 0.45          $ (0.04)
  Dividends Paid Per Common Share                       $ 0.24          $ 0.24          $ 0.24          $ 0.24           $ 0.96
  Return on Assets                                       (0.92)%         (0.31)%          0.66%           0.59%           (0.01)%
  Return on Equity                                      (17.18)%         (5.59)%         11.83%          10.08%           (0.11)%
  Net Interest Margin (FTE)                               2.31%           2.23%           2.12%           2.09%            2.19%
  Full-Time Equivalent Employees                          3,102           3,061           3,073           2,973

                                                               -4-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Period End Balance Sheets
(unaudited)
                                                                                      2002
                                                     ---------------------------------------------------------------------
                                                        Fourth               Third              Second               First
(In Thousands)                                         Quarter             Quarter             Quarter             Quarter
--------------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and Due From Banks                            $ 351,994           $ 327,467           $ 244,147           $ 227,137
  Federal Funds Sold and
    Reverse Repurchase Agreements                      188,925             119,464              56,337              96,313
  Trading Account Securities                           127,848             204,202              81,739             100,002
  Loans and Leases Held For Sale                       436,884             189,581             328,453             125,421
  Investment Securities                              4,215,238           4,138,464           3,815,609           3,897,222
  Loans and Leases:
    Corporate Lending:
        Commercial                                   4,482,373           4,418,133           4,289,690           4,321,443
        Mortgage                                       960,636             973,833             873,726             862,514
        Construction                                   510,331             510,410             575,655             563,425
        Lease Financing                              1,273,901           1,255,574           1,242,558           1,143,657
                                                  ------------        ------------        ------------        ------------
               Total Corporate Lending               7,227,241           7,157,950           6,981,629           6,891,039
    Consumer Lending:
       Residential                                     599,793             676,971             750,045             848,676
       Installment                                   1,306,761           1,164,509           1,008,386             911,151
                                                  ------------        ------------        ------------        ------------
               Total Consumer Lending                1,906,554           1,841,480           1,758,431           1,759,827
                                                  ------------        ------------        ------------        ------------
      Total Loans and Leases                         9,133,795           8,999,430           8,740,060           8,650,866
    Reserve for Loan and Lease Losses                 (201,051)           (204,809)           (214,860)           (243,019)
                                                  ------------        ------------        ------------        ------------
          Net Loans and Leases                       8,932,744           8,794,621           8,525,200           8,407,847
  Leased Equipment                                   2,350,356           2,397,967           2,479,125           2,559,580
  Premises and Equipment                               101,513             101,003             101,230             101,794
  Goodwill                                              82,651              82,651              82,432              82,432
  Other Assets                                         751,856             741,695             861,061             707,543
                                                  ------------        ------------        ------------        ------------
                                                  $ 17,540,009        $ 17,097,115        $ 16,575,333        $ 16,305,291
                                                  ============        ============        ============        ============
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
  Deposits:
    Noninterest Bearing                            $ 1,141,990           $ 988,508           $ 844,256           $ 849,694
    Interest Bearing                                 8,706,989           8,284,737           8,548,319           8,056,706
                                                  ------------        ------------        ------------        ------------
      Total Deposits                                 9,848,979           9,273,245           9,392,575           8,906,400
  Short-Term Debt                                    1,925,005           1,886,715           1,314,980           1,668,360
  Long-Term Debt                                     3,842,657           4,017,644           3,976,155           3,962,991
  Guaranteed Preferred Beneficial
     Interests in Company's Junior
     Subordinated Debentures                           451,074             450,969             450,864             450,759
  Minority Interest                                    160,966             163,337             161,213                   -
  Accrued Interest and Other Liabilities               430,957             449,889             434,465             490,767
                                                  ------------        ------------        ------------        ------------
      Total Liabilities                             16,659,638          16,241,799          15,730,252          15,479,277

Shareholders' Equity:
  Preferred Stock                                        7,000               7,000               7,000               7,000
  Common Stock                                          14,454              14,409              14,427              14,603
  Capital Surplus                                      298,025             298,731             298,898             322,836
  Retained Earnings                                    604,013             589,533             577,579             566,481
  Accumulated Other
     Comprehensive Income                              (43,121)            (54,357)            (52,823)            (84,906)
                                                  ------------        ------------        ------------        ------------
    Total Shareholders' Equity                         880,371             855,316             845,081             826,014
                                                  ------------        ------------        ------------        ------------
                                                  $ 17,540,009        $ 17,097,115        $ 16,575,333        $ 16,305,291
                                                  ============        ============        ============        ============

                                                               -5-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Period End Balance Sheets
(unaudited)
                                                                                           2001
                                                     -------------------------------------------------------------------------
                                                          Fourth                Third              Second               First
(In Thousands)                                           Quarter              Quarter             Quarter             Quarter
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
  Cash and Due From Banks                              $ 378,257           $ 271,571            $ 231,888           $ 314,440
  Federal Funds Sold and
    Reverse Repurchase Agreements                        122,966             221,634               82,671             360,136
  Trading Account Securities                             101,156              78,411               87,748              51,873
  Loans and Leases Held For Sale                         217,914             230,030              154,682             159,314
  Investment Securities                                3,486,058           2,991,829            3,038,909           3,173,857
  Loans and Leases:
    Corporate Lending:
        Commercial                                     4,540,088           4,496,252            4,765,512           4,641,039
        Mortgage                                         939,824             905,600              842,025             857,729
        Construction                                     528,008             537,702              561,295             613,020
        Lease Financing                                1,106,144           1,092,805            1,080,696             665,531
                                                    ------------        ------------         ------------        ------------
               Total Corporate Lending                 7,114,064           7,032,359            7,249,528           6,777,319
    Consumer Lending:
       Residential                                       922,747           1,009,233            1,103,816           1,022,342
       Installment                                       913,312             871,575              761,628             677,422
                                                    ------------        ------------         ------------        ------------
               Total Consumer Lending                  1,836,059           1,880,808            1,865,444           1,699,764
                                                    ------------        ------------         ------------        ------------
      Total Loans and Leases                           8,950,123           8,913,167            9,114,972           8,477,083
    Reserve for Loan and Lease Losses                   (241,143)           (207,406)            (180,997)           (168,124)
                                                    ------------        ------------         ------------        ------------
          Net Loans and Leases                         8,708,980           8,705,761            8,933,975           8,308,959
  Leased Equipment                                     2,651,394           2,598,887            2,505,404           2,412,421
  Premises and Equipment                                 103,085             101,506              102,893             102,460
  Goodwill                                                80,649              81,729               82,819              84,028
  Other Assets                                           710,372             941,920              897,111             917,280
                                                    ------------        ------------         ------------        ------------
                                                    $ 16,560,831        $ 16,223,278         $ 16,118,100        $ 15,884,768
                                                    ============        ============         ============        ============
LIABILITIES AND
  SHAREHOLDERS' EQUITY
Liabilities:
  Deposits:
    Noninterest Bearing                                $ 994,978         $ 1,007,242          $ 1,145,640         $ 1,226,372
    Interest Bearing                                   7,859,272           8,308,121            7,618,220           7,862,059
                                                    ------------        ------------         ------------        ------------
      Total Deposits                                   8,854,250           9,315,363            8,763,860           9,088,431
  Short-Term Debt                                      1,885,309           1,328,721            1,739,251           1,193,264
  Long-Term Debt                                       4,081,414           3,846,966            3,841,907           3,910,416
  Guaranteed Preferred Beneficial
     Interests in Company's Junior
     Subordinated Debentures                             450,759             450,649              450,539             450,428
  Accrued Interest and Other Liabilities                 487,266             416,516              416,647             337,898
      Total Liabilities                               15,758,998          15,358,215           15,212,204          14,980,437
                                                    ------------        ------------         ------------        ------------
Shareholders' Equity:
  Preferred Stock                                          7,000               7,000                7,000               7,000
  Common Stock                                            14,587              14,577               14,499              14,488
  Capital Surplus                                        322,024             321,703              317,154             316,326
  Retained Earnings                                      556,918             606,481              631,287             616,629
  Accumulated Other
     Comprehensive Income                                (98,696)            (84,698)             (64,044)            (50,112)
                                                    ------------        ------------         ------------        ------------
    Total Shareholders' Equity                           801,833             865,063              905,896             904,331
                                                    ------------        ------------         ------------        ------------
                                                    $ 16,560,831        $ 16,223,278         $ 16,118,100        $ 15,884,768
                                                    ============        ============         ============        ============

                                                               -6-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Credit Loss Experience
(unaudited)
                                                                             2002
                                            --------------------------------------------------------------------
                                                Fourth        Third          Second         First           Full
(Dollars In Thousands)                         Quarter       Quarter        Quarter        Quarter          Year
----------------------------------------------------------------------------------------------------------------
Reserve for Loan and Lease Losses
  At Beginning of Period                     $ 204,809     $ 214,860      $ 243,019      $ 241,143     $ 241,143

Acquired Reserves                                    -             -              -              -             -

Provision Charged to Expense                    18,237        23,532         33,575         24,205        99,549

Net Charge-Offs:
 Corporate Lending:
   Commercial                                    7,244        24,859         25,057         13,937        71,097
   Mortgage                                          -            22              -             24            46
   Construction                                    150           379              -            300           829
   Lease Financing                              10,101         2,620         21,635          4,324        38,680
                                             ---------     ---------      ---------      ---------     ---------
     Net Corporate Lending                      17,495        27,880         46,692         18,585       110,652
 Consumer Lending:
   Residential                                   3,747         4,853         14,260          3,017        25,877
   Installment                                     753           850            782            727         3,112
                                             ---------     ---------      ---------      ---------     ---------
     Net Consumer Lending                        4,500         5,703         15,042          3,744        28,989
                                             ---------     ---------      ---------      ---------     ---------
        Net Charge-Offs                         21,995        33,583         61,734         22,329       139,641
                                             ---------     ---------      ---------      ---------     ---------
Reserve for Loan and Lease Losses
  At End of Period                           $ 201,051     $ 204,809      $ 214,860      $ 243,019     $ 201,051
                                             =========     =========      =========      =========     =========

Net Charge-Offs to Average Total Loans and Leases: (Annualized)
 Corporate Lending:
   Commercial                                     0.66%         2.35%          2.37%          1.27%         1.65%
   Mortgage                                          -%         0.01%             -%          0.01%         0.01%
   Construction                                   0.11%         0.28%             -%          0.21%         0.15%
   Lease Financing                                3.25%         0.85%          7.25%          1.55%         3.23%
                                                  ----          ----           ----           ----          ----
     Total Corporate Lending                      0.98%         1.61%          2.72%          1.07%         1.59%
 Consumer Lending:
   Residential                                    2.46%         2.83%          7.21%          1.39%         3.51%
   Installment                                    0.24%         0.31%          0.32%          0.31%         0.30%
                                                  ----          ----           ----           ----          ----
     Total Consumer Lending                       0.98%         1.29%          3.43%          0.83%         1.62%
                                                  ----          ----           ----           ----          ----
       Total Loans and Leases                     0.98%         1.55%          2.87%          1.02%         1.59%
                                                  ====          ====           ====           ====          ====

                                                                            2001
                                            ---------------------------------------------------------------------
                                                Fourth         Third         Second          First          Full
(Dollars In Thousands)                         Quarter       Quarter        Quarter        Quarter          Year
------------------------------------------------------- -------------  -------------  ------------- -------------
Reserve for Loan and Lease Losses
  At Beginning of Period                     $ 207,406     $ 180,997      $ 168,124      $ 159,118     $ 159,118

Acquired Reserves                                    -             -          8,728          1,275        10,003

Provision Charged to Expense                   108,787        60,886         23,548         22,324       215,545

Net Charge-Offs:
 Corporate Lending:
   Commercial                                   52,853        27,900         12,491          9,792       103,036
   Mortgage                                        328           483              -             25           836
   Construction                                      -             -              -              -             -
   Lease Financing                              16,038         3,081          3,810            625        23,554
                                             ---------     ---------      ---------      ---------     ---------
     Net Corporate Lending                      69,219        31,464         16,301         10,442       127,426
 Consumer Lending:
   Residential                                   5,098         2,179          2,958          3,295        13,530
   Installment                                     733           834            144            856         2,567
                                             ---------     ---------      ---------      ---------     ---------
     Net Consumer Lending                        5,831         3,013          3,102          4,151        16,097
                                             ---------     ---------      ---------      ---------     ---------
        Net Charge-Offs                         75,050        34,477         19,403         14,593       143,523
                                             ---------     ---------      ---------      ---------     ---------
Reserve for Loan and Lease Losses
  At End of Period                           $ 241,143     $ 207,406      $ 180,997      $ 168,124     $ 241,143
                                             =========     =========      =========      =========     =========

Net Charge-Offs to Average Total Loans and Leases: (Annualized)
 Corporate Lending:
   Commercial                                     4.64%         2.41%          1.04%          0.85%         2.21%
   Mortgage                                       0.15%         0.23%             -%          0.01%         0.10%
   Construction                                      -%            -%             -%             -%            -%
   Lease Financing                                5.79%         1.12%          1.61%          0.41%         2.46%
                                                  ----          ----           ----           ----          ----
     Total Corporate Lending                      3.90%         1.76%          0.90%          0.63%         1.81%
 Consumer Lending:
   Residential                                    2.12%         0.82%          1.11%          1.40%         1.34%
   Installment                                    0.33%         0.41%          0.08%          0.52%         0.33%
                                                  ----          ----           ----           ----          ----
     Total Consumer Lending                       1.26%         0.64%          0.69%          1.04%         0.90%
                                                  ----          ----           ----           ----          ----
       Total Loans and Leases                     3.35%         1.53%          0.86%          0.71%         1.63%
                                                  ====          ====           ====           ====          ====

                                                               -7-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Nonperforming Assets
(unaudited)
                                                                                                  2002
                                                                     -------------------------------------------------------
                                                                        Fourth           Third         Second          First
(Dollars In Thousands)                                                 Quarter         Quarter        Quarter        Quarter
----------------------------------------------------------------------------------------------------------------------------
Nonaccrual Loans:
 Corporate Lending:
   Commercial                                                         $ 99,805       $ 117,571      $ 108,330      $ 111,727
   Mortgage                                                             11,783          10,619          5,546          1,938
   Construction                                                          1,746           2,243          7,268          1,984
   Lease Financing                                                       4,008           3,952          3,497          5,223
                                                                     ---------       ---------      ---------      ---------
       Total Corporate Lending                                         117,342         134,385        124,641        120,872
 Consumer Lending:
   Residential                                                          49,091          44,548         35,920         62,530
   Installment                                                               -               -              -              -
                                                                     ---------       ---------      ---------      ---------
       Total Consumer Lending                                           49,091          44,548         35,920         62,530
                                                                     ---------       ---------      ---------      ---------
           Total Nonaccrual Loans                                      166,433         178,933        160,561        183,402

Other Nonperforming Assets                                              15,780          14,579         25,471         28,098
                                                                     ---------       ---------      ---------      ---------
    Total Nonperforming Assets                                       $ 182,213       $ 193,512      $ 186,032      $ 211,500
                                                                     =========       =========      =========      =========
Loans 90 Days Past Due Still Accruing                                 $ 29,918        $ 30,482       $ 29,186       $ 29,390
                                                                     =========       =========      =========      =========

Reserve for Loan and Lease Losses as a Percent of:
  Nonaccrual Loans                                                      120.80%         114.46%        133.82%        132.51%
  Nonperforming Assets                                                  110.34%         105.84%        115.50%        114.90%
  Total Loans and Leases                                                  2.20%           2.28%          2.46%          2.81%
Nonaccrual Loans as a % of Total Loans and Leases                         1.82%           1.99%          1.84%          2.12%
Nonperforming Assets as a Percent of:
  Total Loans, Leases  and Other Nonperforming Assets                     1.99%           2.15%          2.12%          2.44%
  Total Assets                                                            1.04%           1.13%          1.12%          1.30%

                                                                                                 2001
                                                                    ---------------------------------------------------------
                                                                        Fourth           Third         Second          First
(Dollars In Thousands)                                                 Quarter         Quarter        Quarter        Quarter
----------------------------------------------------------------------------------------------------------------------------
Nonaccrual Loans:
 Corporate Lending:
   Commercial                                                        $ 116,663        $ 84,700       $ 74,098       $ 74,172
   Mortgage                                                              1,929           1,984          1,944          1,676
   Construction                                                          2,699           2,213          4,585          4,520
   Lease Financing                                                       7,986           5,977          6,079          8,685
                                                                     ---------       ---------      ---------      ---------
       Total Corporate Lending                                         129,277          94,874         86,706         89,053
 Consumer Lending:
   Residential                                                          47,579          36,792         23,868         17,160
   Installment                                                               -               -              -              -
                                                                     ---------       ---------      ---------      ---------
       Total Consumer Lending                                           47,579          36,792         23,868         17,160
                                                                     ---------       ---------      ---------      ---------
           Total Nonaccrual Loans                                      176,856         131,666        110,574        106,213

Other Nonperforming Assets                                              20,907          15,758         16,279          7,348
                                                                     ---------       ---------      ---------      ---------
    Total Nonperforming Assets                                       $ 197,763       $ 147,424      $ 126,853      $ 113,561
                                                                     =========       =========      =========      =========
Loans 90 Days Past Due Still Accruing                                 $ 30,326        $ 33,981       $ 22,291       $ 41,725
                                                                     =========       =========      =========      =========
Reserve for Loan and Lease Losses as a Percent of:
  Nonaccrual Loans                                                      136.35%         157.52%        163.69%        158.29%
  Nonperforming Assets                                                  121.94%         140.69%        142.68%        148.05%
  Total Loans and Leases                                                  2.69%           2.33%          1.99%          1.98%
Nonaccrual Loans as a % of Total Loans and Leases                         1.98%           1.48%          1.21%          1.25%
Nonperforming Assets as a Percent of:
  Total Loans, Leases  and Other Nonperforming Assets                     2.20%           1.65%          1.39%          1.34%
  Total Assets                                                            1.19%            .91%           .79%           .71%

                                                               -8-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Average Balances and Rates
On a Fully Taxable Equivalent Basis
(unaudited)
                                                                 2002
                                   --------------------------------------------------------------
                                     Fourth Quarter       Third Quarter         Second Quarter
                                   -------------------  -------------------  --------------------
                                     Average  Average     Average  Average     Average   Average
(Dollars In Millions)                Balance     Rate     Balance     Rate     Balance      Rate
------------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                    $ 4,404     6.13%    $ 4,227     6.36%    $ 4,231     6.33%
         Mortgage                          943     5.88         930     6.08         878     6.42
         Construction                      524     4.28         533     4.56         560     4.38
         Lease Financing                 1,245     8.65       1,233     9.06       1,194     9.22
                                      --------     ----    --------     ----    --------     ----
             Total Corporate Lending     7,116     6.40       6,923     6.67       6,863     6.68
     Consumer Lending:
         Residential                       609     9.83         685     9.64         791     9.60
         Installment                     1,232     5.50       1,080     6.16         965     6.41
                                      --------     ----    --------     ----    --------     ----
             Total Consumer Lending      1,841     6.94       1,765     7.51       1,756     7.85
                                      --------     ----    --------     ----    --------     ----
      Total Loans and Leases             8,957     6.51       8,688     6.84       8,619     6.92
 Investment Securities                   4,149     5.26       3,789     5.49       3,866     5.90
 Federal Funds Sold and Reverse
      Repurchase Agreements                161     2.59         102     2.66         127     2.85
 Other Short-Term Investments              366     5.76         407     5.28         299     6.55
                                      --------     ----    --------     ----    --------     ----
       Total Earning Assets             13,633     6.07      12,986     6.36      12,911     6.57
  Cash and Due From Banks                  324                  245                  212
  Leased Equipment                       2,369                2,429                2,505
  Other Assets                             788                  703                  678
                                      --------             --------             --------
      Total Assets                    $ 17,114             $ 16,363             $ 16,306
                                      ========             ========             ========
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                      $ 944     1.60       $ 778     1.61       $ 546     1.12
    Savings Deposits                     1,464     1.82       1,417     2.03       1,475     1.97
    Time Deposits                        5,960     3.43       6,211     3.49       6,446     3.66
                                      --------     ----    --------     ----    --------     ----
      Total Deposits                     8,368     2.94       8,406     3.07       8,467     3.20
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements              1,494     2.26         849     2.90         906     2.90
    Commercial Paper                       295     1.82         268     1.97         284     1.93
                                      --------     ----    --------     ----    --------     ----
      Total Short-Term Debt              1,789     2.19       1,117     2.68       1,190     2.67
  Long-Term Debt                         3,939     5.07       4,019     5.13       3,974     5.14
  Junior Subordinated Debentures           451     4.56         451     5.28         451     5.47
                                      --------     ----    --------     ----    --------     ----
    Total Interest Bearing Liabilities  14,547     3.48      13,993     3.70      14,082     3.78
  Noninterest Bearing Deposits           1,113                  934                  881
  Minority Interest                        160                  162                   34
  Other Liabilities                        434                  425                  460
  Shareholders' Equity                     860                  849                  849
                                      --------             --------             --------
     Total Liabilities and
        Shareholders' Equity          $ 17,114             $ 16,363             $ 16,306
                                      ========             ========             ========
Net Interest Spread                                2.59%                2.66%               2.79%
                                                   ====                 ====                ====
Net Interest Margin                                2.36%                2.37%               2.45%
                                                   ====                 ====                ====

                                                                         2002
                                                        ----------------------------------------
                                                          First Quarter          Full Year
                                                        -------------------  -------------------
                                                         Average  Average     Average   Average
(Dollars In Millions)                                      Balance    Rate      Balance    Rate
-----------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                                       $ 4,386     6.55%     $ 4,312    6.34%
         Mortgage                                             882     6.54          909    6.22
         Construction                                         567     4.82          546    4.51
         Lease Financing                                    1,117     9.84        1,199    9.16
                                                         --------     ----     --------    ----
             Total Corporate Lending                        6,952     6.94        6,966    6.67
     Consumer Lending:
         Residential                                          869     9.30          737    9.59
         Installment                                          937     6.99        1,054    6.21
                                                         --------     ----     --------    ----
             Total Consumer Lending                         1,806     8.11        1,791    7.60
                                                         --------     ----     --------    ----
      Total Loans and Leases                                8,758     7.18        8,757    6.86
 Investment Securities                                      3,721     5.82        3,882    5.61
 Federal Funds Sold and Reverse
      Repurchase Agreements                                   109     2.79          125    2.71
 Other Short-Term Investments                                 285     6.15          341    5.85
                                                         --------     ----     --------    ----
       Total Earning Assets                                12,873     6.72       13,105    6.42
  Cash and Due From Banks                                     238                   255
  Leased Equipment                                          2,606                 2,477
  Other Assets                                                644                   701
                                                         --------              --------
      Total Assets                                       $ 16,361              $ 16,538
                                                         ========              ========
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                                         $ 512     1.01        $ 696    1.40
    Savings Deposits                                        1,535     2.05        1,472    1.97
    Time Deposits                                           5,920     4.00        6,134    3.64
                                                         --------     ----     --------    ----
      Total Deposits                                        7,967     3.43        8,302    3.16
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements                                 1,481     2.47        1,182    2.56
    Commercial Paper                                          273     1.92          280    1.91
                                                         --------     ----     --------    ----
      Total Short-Term Debt                                 1,754     2.38        1,462    2.44
  Long-Term Debt                                            4,022     5.18        3,990    5.13
  Junior Subordinated Debentures                              451     5.34          451    5.16
                                                         --------     ----     --------    ----
    Total Interest Bearing Liabilities                     14,194     3.86       14,205    3.70
  Noninterest Bearing Deposits                                847                   945
  Minority Interest                                             -                    90
  Other Liabilities                                           493                   451
  Shareholders' Equity                                        827                   847
                                                         --------              --------
     Total Liabilities and
        Shareholders' Equity                             $ 16,361              $ 16,538
                                                         ========              ========
Net Interest Spread                                                   2.86%                2.72%
                                                                      ====                 ====
Net Interest Margin                                                   2.47%                2.41%
                                                                      ====                 ====

                                                               -9-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Average Balances and Rates
On a Fully Taxable Equivalent Basis
(unaudited)
                                                                   2001
                                     ------------------------------------------------------------
                                       Fourth Quarter       Third Quarter        Second Quarter
                                     ------------------------------------------------------------
                                       Average  Average     Average  Average     Average  Average
(Dollars In Millions)                   Balance    Rate      Balance    Rate      Balance    Rate
-------------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                    $ 4,556     6.89%    $ 4,640     7.90%   $ 4,825      8.29%
         Mortgage                          904     6.92         855     7.93        856      8.20
         Construction                      533     5.60         549     6.73        587      7.48
         Lease Financing                 1,109     9.70       1,096     9.63        946      9.75
                                      --------     ----    --------     ----    --------     ----
             Total Corporate Lending     7,102     7.24       7,140     8.08      7,214      8.41
     Consumer Lending:
         Residential                       961     9.32       1,064     9.82      1,067      9.92
         Installment                       892     8.11         821     8.63        719      9.34
                                      --------     ----    --------     ----    --------     ----
             Total Consumer Lending      1,853     8.74       1,885     9.30       1,786     9.68
                                      --------     ----    --------     ----    --------     ----
      Total Loans and Leases             8,955     7.55       9,025     8.33       9,000     8.66
 Investment Securities                   3,135     5.85       3,105     6.30       3,113     6.69
 Federal Funds Sold and Reverse
     Repurchase Agreements                  60     2.99         102     3.53         112     5.46
 Other Short-Term Investments              362     5.24         416     5.43         236     4.48
                                      --------     ----    --------     ----    --------     ----
       Total Earning Assets             12,512     7.03      12,648     7.70      12,461     8.06
  Cash and Due From Banks                  246                  241                  239
 Leased Equipment                        2,617                2,552                2,453
  Other Assets                             936                  924                  922
                                      --------             --------             --------
      Total Assets                    $ 16,311             $ 16,365             $ 16,075
                                      ========             ========             ========
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                      $ 500     1.48       $ 487     2.32       $ 486     2.87
    Savings Deposits                     1,559     2.52       1,581     3.36       1,550     3.97
    Time Deposits                        6,050     4.47       5,832     5.28       5,698     5.77
                                      --------     ----    --------     ----    --------     ----
      Total Deposits                     8,109     3.91       7,900     4.71       7,734     5.23
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements              1,118     3.06       1,434     3.97       1,299     4.32
    Commercial Paper                       266     2.40         209     3.79         221     4.24
                                      --------     ----    --------     ----    --------     ----
      Total Short-Term Debt              1,384     2.94       1,643     3.95       1,520     4.31
  Long-Term Debt                         3,837     5.39       3,839     5.81       3,873     6.06
  Junior Subordinated Debentures           451     5.77         451     6.90         450     7.95
                                      --------     ----    --------     ----    --------     ----
    Total Interest Bearing Liabilities  13,781     4.29      13,833     5.00      13,577     5.45
  Noninterest Bearing Deposits           1,207                1,203                1,212
  Other Liabilities                        449                  414                  385
  Shareholders' Equity                     874                  915                  901
                                      --------             --------             --------
     Total Liabilities and
        Shareholders' Equity          $ 16,311             $ 16,365             $ 16,075
                                      ========             ========             ========
Net Interest Spread                                2.74%                2.70%                2.61%
                                                   ====                 ====                 ====
Net Interest Margin                                2.31%                2.23%                2.12%
                                                   ====                 ====                 ====

                                                                           3001
                                                        ---------------------------------------
                                                            First Quarter          Full Year
                                                        ---------------------------------------
                                                         Average  Average     Average   Average
(Dollars In Millions)                                    Balance    Rate      Balance    Rate
-----------------------------------------------------------------------------------------------
Assets:
  Loans and Leases:
     Corporate Lending:
         Commercial                                       $ 4,600     9.34%     $ 4,655    8.10%
         Mortgage                                             841     9.11          864    8.02
         Construction                                         612     8.42          570    7.10
         Lease Financing                                      607    10.48          958    9.65
                                                         --------    -----     --------   -----
             Total Corporate Lending                        6,660     9.33        7,047    8.22
     Consumer Lending:
         Residential                                          941    10.63        1,008    9.91
         Installment                                          663     9.69          774    8.87
                                                         --------    -----     --------   -----
             Total Consumer Lending                         1,604    10.24        1,782    9.46
                                                         --------    -----     --------   -----
      Total Loans and Leases                                8,264     9.51        8,829    8.47
 Investment Securities                                      3,270     7.05        3,158    6.47
 Federal Funds Sold and Reverse
     Repurchase Agreements                                     96     5.77           92    4.59
 Other Short-Term Investments                                 172     8.73          297    5.66
                                                         --------    -----     --------   -----
       Total Earning Assets                                11,802     8.79       12,376    7.86
  Cash and Due From Banks                                     297                   255
 Leased Equipment                                           2,400                 2,491
  Other Assets                                                926                   926
                                                         --------              --------
      Total Assets                                       $ 15,425              $ 16,048
                                                         ========              ========
Liabilities and
  Shareholders' Equity:
  Deposits:
    Demand Deposits                                         $ 464     3.41        $ 484    2.50
    Savings Deposits                                        1,501     4.82        1,548    3.65
    Time Deposits                                           5,727     6.37        5,828    5.45
                                                         --------    -----     --------   -----
      Total Deposits                                        7,692     5.89        7,860    4.92
  Short-Term Debt:
    Federal Funds Purchased and
      Repurchase Agreements                                   767     5.23        1,156    4.05
    Commercial Paper                                          219     5.61          229    3.92
                                                         --------    -----     --------   -----
      Total Short-Term Debt                                   986     5.31        1,385    4.03
  Long-Term Debt                                            3,954     6.47        3,877    5.93
  Junior Subordinated Debentures                              335     8.77          422    7.24
                                                         --------    -----     --------   -----
    Total Interest Bearing Liabilities                     12,967     6.10       13,544    5.19
  Noninterest Bearing Deposits                              1,260                 1,220
  Other Liabilities                                           299                   387
  Shareholders' Equity                                        899                   897
                                                         --------              --------
     Total Liabilities and
        Shareholders' Equity                             $ 15,425              $ 16,048
                                                         ========              ========
Net Interest Spread                                                   2.69%                2.67%
                                                                      ====                 ====
Net Interest Margin                                                   2.09%                2.19%
                                                                      ====                 ====

                                                              -10-

Provident Financial Group, Inc. and Subsidiaries
Consolidated Capital Data
(unaudited)
                                                                                     2002
                                                        ------------------------------------------------------------
                                                         Fourth        Third        Second        First         Full
                                                        Quarter      Quarter       Quarter      Quarter         Year
                                                        ------------------------------------------------------------
Per Common Share:
-----------------
Shares Outstanding (In Thousands):
  Average - Basic                                        48,744       48,616        48,646       49,228        48,806
  Average - Diluted                                      50,740       50,727        50,915       50,588        50,743
  Period-End                                             48,760       48,611        48,672       49,257
Book Value                                              $ 17.91      $ 17.45       $ 17.22      $ 16.63
Price:
  High                                                  $ 28.05      $ 29.51       $ 31.35      $ 29.97       $ 31.35
  Low                                                     21.48        24.28         24.42        22.17         21.48
  Period-End                                              26.03        25.09         29.01        28.80

Capital Ratios (Dollars in Millions):
-------------------------------------
Risk-Based Capital (Current Qtr Estimated):
  Risk-Adjusted Assets                                 $ 14,221     $ 13,840      $ 13,489     $ 13,363
  Tier 1 Capital                                        $ 1,337      $ 1,321       $ 1,295      $ 1,104
     Percentage of Risk Adjusted Assets                    9.40%        9.55%         9.60%        8.26%
  Total Capital                                         $ 1,625      $ 1,609       $ 1,585      $ 1,441
    Percentage of Risk Adjusted Assets                    11.43%       11.62%        11.75%       10.78%
  Tier 1 Leverage Ratio                                    7.81%        8.09%         7.97%        6.76%
Period End Shareholders' Equity
  to Total Period-End Assets                               5.02%        5.00%         5.10%        5.07%
Period-End Tangible Shareholders' Equity
  to Total Period-End Tangible Assets                      4.49%        4.45%         4.53%        4.48%
Average Shareholders' Equity
  to Total Average Assets                                  5.03%        5.19%         5.21%        5.06%         5.12%
Average Tangible Shareholders' Equity
  to Total Average Tangible Assets                         4.48%        4.61%         4.62%        4.47%         4.55%

                                                                                    2001
                                                       --------------------------------------------------------------
                                                         Fourth        Third        Second        First          Full
                                                        Quarter      Quarter       Quarter      Quarter          Year
                                                       --------------------------------------------------------------
Per Common Share:
-----------------
Shares Outstanding (In Thousands):
  Average - Basic                                        49,198       49,081        48,897       48,866        49,011
  Average - Diluted                                      50,417       50,667        50,574       50,537        50,550
  Period-End                                             49,206       49,174        48,915       48,877
Book Value                                              $ 16.15      $ 17.45       $ 18.38      $ 18.36
Price:
  High                                                  $ 26.29      $ 35.09       $ 33.37      $ 37.38       $ 37.38
  Low                                                     21.41        24.90         27.06        25.88         21.41
  Period-End                                              26.28        25.25         32.92        28.13

Capital Ratios (Dollars in Millions):
-------------------------------------
Risk-Based Capital (Current Qtr Estimated):
  Risk-Adjusted Assets                                 $ 13,727     $ 14,316      $ 14,650     $ 14,041
  Tier 1 Capital                                        $ 1,091      $ 1,155       $ 1,185      $ 1,177
     Percentage of Risk Adjusted Assets                    7.95%        8.07%         8.09%        8.38%
  Total Capital                                         $ 1,471      $ 1,525       $ 1,552      $ 1,541
    Percentage of Risk Adjusted Assets                    10.71%       10.65%        10.60%       10.97%
  Tier 1 Leverage Ratio                                    6.65%        6.90%         7.31%        7.62%
Period End Shareholders' Equity
  to Total Period-End Assets                               4.84%        5.33%         5.62%        5.69%
Period-End Tangible Shareholders' Equity
  to Total Period-End Tangible Assets                      4.26%        4.73%         5.02%        5.12%
Average Shareholders' Equity
  to Total Average Assets                                  5.36%        5.59%         5.60%        5.83%         5.59%
Average Tangible Shareholders' Equity
  to Total Average Tangible Assets                         4.77%        5.00%         5.03%        5.25%         5.00%

                                                              -11-

Provident Financial Group, Inc. and Subsidiaries
Supplementary Data
(unaudited)

In conjunction with the  reclassification of the company's auto leases from the loan category to leased equipment,  which is not included in loans or earning assets, the company believes this presentation aids in illustrating the impact the reclassification has on certain performance measures as illustrated below. This is not intended to imply that, if this  reclassification were not made,  these measures would be precisely  equal to the adjusted  measures listed below.  Instead,  we are providing this data to demonstrate  in a general  sense how these  measures  would look if the leased  equipment  were treated as an earning  asset and operating lease income and depreciation expense were included in revenues.

                                                                                                  Full Year
                                                                               ----------------------------------------------
(In Thousands)                                                                    2002             2001            2000
-----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                                               $ 315,558        $ 270,495       $ 243,638
     Add:  Operating Lease Income                                                   605,887          584,065         461,209
     Less:  Depreciation on Operating Leases                                       (419,438)        (387,235)       (296,997)
                                                                               ------------     ------------    ------------
Net Financing Income                                                              $ 502,007        $ 467,325       $ 407,850

Noninterest Income                                                                $ 805,492        $ 756,436       $ 660,616
     Less:  Operating Lease Income                                                 (605,887)        (584,065)       (461,209)
                                                                               ------------     ------------    ------------
Noninterest Income Excluding Operating Lease Income                               $ 199,605        $ 172,371       $ 199,407

Total Financing Revenues                                                          $ 701,612        $ 639,696       $ 607,257

Noninterest Expenses                                                              $ 876,028        $ 812,984       $ 680,401
     Less: Depreciation on Operating Leases                                        (419,438)        (387,235)       (296,997)
                                                                               ------------     ------------    ------------
Noninterest Expenses Excluding
  Depreciation on Operating Leases                                                $ 456,590        $ 425,749       $ 383,404

Average Earning Assets                                                         $ 13,105,000     $ 12,376,000    $ 10,164,000
     Add:  Average Leased Equipment                                               2,477,000        2,491,000       2,040,000
                                                                               ------------     ------------    ------------
Average Earning Assets Including Leased Equipment                              $ 15,582,000     $ 14,867,000    $ 12,204,000

Net Interest Margin Ratio - GAAP Basis                                                 2.41%            2.19%           2.40%

Net Financing Income Ratio                                                             3.22%            3.14%           3.34%

Noninterest Expenses as a Percent of
  Total Revenues - GAAP Basis                                                            78%              79%             75%

Noninterest Expenses Excluding Depreciation on
  Operating Leases as a Percent of Total Revenues
  Which Includes Depreciation on Operating Leases                                        65%              67%             63%

The company has average leased equipment which as a percentage of total average assets were 15.0%,  15.5% and 15.3% for the past three years ended December 31, 2002. Because of the significance of the leased equipment,  which generates  significant revenues but are not included in earning assets in the financial  statements,  the company  believes that in order to compare some of the company's  key metrics to other banks,  the impact these  financing  assets have on the  company's  net interest  margin and its noninterest  expenses as a  percentage  of total  revenues  should be  illustrated.  Additionally,  from an internal  management perspective,  the leased  equipment is included in the  company's  overall  interest  sensitivity  analysis and these assets are typically priced based on the company's cost of funds. In the financial statements, the financing cost directly related to these assets is included in net interest  income and the related  operating lease revenue and  depreciation is reported  separately in noninterest income and noninterest  expense.  The revenue and expense amounts listed above are derived from the company's income statements and statements of cash flows. The balance sheet data is derived from the company's average balance sheets.

                                                              -12-